WCI Communities Second Quarter 2015 Earnings Conference Call July 29, 2015 Exhibit 99.2

Disclosure Statement
This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting), expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,”
“expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,”
or “assume” or, in each case, their negative, or other variations or comparable terminology.
For more information concerning factors that could cause actual results to differ materially from those contained in the forward-
looking statements, please refer to “Risk Factors” in Item 1A of Part I of our Annual Report on Form 10-K for the year ended
December 31, 2014 that was filed by the Company with the Securities and Exchange Commission on February 25, 2015 and
elsewhere therein, and subsequent filings by the Company. The Company bases these forward-looking statements or projections on its current expectations, plans and assumptions that it has made in light of its experience in the industry, as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances and at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-looking statements, there should be no inference that it will make additional updates with respect to those or other forward-looking statements.
In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted gross margin from homes delivered and net debt to net capitalization.
The reasons for the use of these measures, a reconciliation of these measures to the most directly comparable GAAP measures and other information relating to these measures are included in the appendix to this presentation.

Cash
50.6%
LTV > 80%
7.8%
LTV 65 -
80%
25.1%
LTV 1 -
64%
16.5%
Loan to Value Percentage (“LTV”) –
2Q15 Deliveries
WCI Communities at a Glance
Lifestyle community developer
and luxury homebuilder
throughout Florida
Target move-up, second-home
and active adult customers
High average selling prices -
$476,000 on 2Q15 deliveries
High proportion of cash buyers –
51% of 2Q15 deliveries
Low cancellation rate –
8.3%
during 2Q15
Approximately 13,500 home
sites owned or controlled as of
June 30, 2015
Conservative balance sheet with
$146 million of cash
Complementary and value-add
Real Estate Services (“RES”)
and Amenities businesses

Buyer Profile with Low Reliance on Financing

Compelling Florida Real Estate Market
Florida building permits
(1)
Second highest in the U.S. in 2014
Permits still ~70% off peak
YTD May 2015 building permits are
up 23% vs. prior year
Florida is a leading growth state
Job growth rate of 3.4%; higher than
national average of 2.1%
(2)
Nine of the top 18 U.S. cities forecast
to see the most economic growth are
located in Florida
(3)
25 Florida locations were named the
best places to retire; more than
double any other state
(4)
2015 resale statistics
(5)
1H15 closings up 13.6% over 1H14
43rd
consecutive month median sales
prices increased year-over-year
4
(1)
U.S. Census Bureau
(2)
Florida Department of Economic Opportunity; July 17, 2015
(3)
U.S.
Conference
of
Mayors
with
HIS
Global
Insight;
BloombergBusiness
article
–
June
19,
2015
(4)
TopRetirements.com
9
th
annual
survey
of
the
100
most
popular
retirement
spots;
February
21,
2015
(5)
Florida Realtors ®
Florida Annual Permit Activity
(1)
Strong Growth in Florida Resale Closings in 2015
(5)
50,251
59,599
67,579
77,724
24,860
26,637
30,918
33,183
75,111
86,236
98,497
110,907
1Q14
1Q15
2Q14
2Q15
Single-Family Resale
Condo/Townhouse Resale

50
122
143
243
2Q12
2Q13
2Q14
2Q15
128
147
195
300
2Q12
2Q13
2Q14
2Q15
Homebuilding –
2Q15 Highlights
Revenues from homes delivered up
89.8% to $115.6 million
Deliveries up 69.9% to 243 homes
Average selling price per delivered
home of $476,000, up 11.7%
New orders up 53.8% to 300 homes
Contract value of new orders of
$128.6 million, up 37.4%
Sales mix weighted more toward
primary and active adult segment in
2Q15
Neighborhood count up 60.7%
Backlog units up 44.8% to 627 homes
Backlog contract value of $294.1
million, up 27.9%
Adjusted gross margin from homes
delivered of 29.1%
All cash buyers accounted for 51% of
2Q15 deliveries
5
Second
Quarter
–
New
Orders
Trend
Second Quarter –
Deliveries Trend
Note: All comparisons are to 2Q14
32.8% CAGR
69.4% CAGR

$1,495
$2,116
2Q14
2Q15
+40.0%
$26,499
$29,107
2Q14
2Q15
+9.8%
2,746
2,857
2Q14
2Q15
+4.0%
$307
$320
2Q14
2Q15
+4.2%
Real Estate Services –
2Q15 Highlights
6
RES Revenues
Brokerage Transactions
Brokerage ASP
Brokerage closed home sales transactions
up 4.0%
Brokerage average selling price up 4.2% to
$320,000
Title revenues increased 36.8%
Total revenues up 9.8%
Total gross margin up 40.0% to $2.1 million
RES Gross Margin
Note: All comparisons are to 2Q14
($ in thousands)
($ in thousands)
($ in thousands)

$14.4
$15.9
$30.7
10.5%
9.5%
12.4%
1H13
1H14
1H15
$84
$109
$183
$40
$45
$52
$12
$13
$14
$137
$167
$248
1H13
1H14
1H15
HB
RES
AM
Executing on the WCI Growth Strategy
Year to Date June 2015 Comparisons to Prior Year Periods
Increasing revenues driven by Homebuilding and Real Estate Services
Continued Homebuilding gross margin strength
Improved SG&A leverage by 330 basis points
93% growth in Adjusted EBITDA
7
(1)
Represents adjusted gross margin from homes delivered
(2)
Measured as a percentage of Homebuilding revenues
(3)
Measured as a percentage of total revenues
Revenues
($ in millions)
Adjusted EBITDA
(3)
SG&A %
(2)
Adjusted GM %
(1)
($ in millions)
33.5%
30.1%
29.4%
1H13
1H14
1H15
19.8%
17.7%
14.9%
2.4%
1.5%
1.1%
22.2%
19.3%
16.0%
1H13
1H14
1H15
Stock-based compensation expense
Note: Totals may not foot due to rounding

Land Portfolio Positioned for Growth
High quality land positions in land-
constrained markets
Land portfolio totals approximately 13,500
owned or controlled home sites; up 30%
from 2Q14
62% owned / 38% optioned
Experienced team with extensive land
entitlement and development experience
Actively pursuing additional land
acquisition opportunities throughout
Florida
8
Owned or Controlled Home Sites
8,814
8,307
1,520
5,158
10,334
13,465
2Q14
2Q15
Owned
Optioned

Selected Operating Results

$ in thousands, except per share amounts
2015
2014
Variance %
2015
2014
Variance %
Homebuilding revenues
115,565
$
60,918
$
89.8%
182,612
$
108,913
$
67.7%
Real estate services revenues
29,107

26,499

9.8%
51,873

44,962

15.3%
Amenities revenues
6,038

5,542

9.1%
13,927

12,864

7.8%
Total revenues
150,710

92,959

62.0%
248,412

166,739

49.0%
Total gross margin
32,216

18,007

78.9%
52,344

31,841

64.4%
Income tax expense
6,187

2,974

108.0%
7,103

4,634

53.3%
Net income attributable to common shareholders
9,820
$
4,338
$
126.4%
15,472
$
5,818
$
165.9%
Earnings per share - diluted
0.37
$
0.17
$
117.6%
0.59
$
0.22
$
168.2%
SG&A expenses as a percent of Homebuilding revenues
14.0%
17.5%
-350 bps
16.0%
19.3%
-330 bps
Adjusted gross margin percentage
29.1%
30.1%
-100 bps
29.4%
30.1%
-70 bps
Adjusted EBITDA
20,714
$
10,235
$
102.4%
30,746
$
15,893
$
93.5%
Adjusted EBITDA percentage
13.7%
11.0%
+270 bps
12.4%
9.5%
+290 bps
Homes delivered
243

143

69.9%
381

260

46.5%
Average selling price per home delivered
476
$
426
$
11.7%
479
$
419
$
14.3%
New orders
300

195

53.8%
616

400

54.0%
Average selling price per new order
429
$
480
$
-10.6%
437
$
487
$
-10.3%
Backlog units
627

433

44.8%
Average selling price in backlog
469
$
531
$
-11.7%
Three Months Ended June 30,
Six Months Ended June 30,

Conservative Balance Sheet
Balance sheet positioned to
execute the growth strategy
Undrawn $75 million revolving
credit facility
Invested $42 million year-to-
date on land and land
development
Completed two secondary
offerings; no primary shares or
proceeds to the company
April 2015 –
3.7 million shares
July 2015 –
3.7 million shares
10
(1)
Available liquidity includes the $75 million of borrowing capacity under a four-year revolving credit facility and $8.3 million of borrowing capacity under a revolving credit facility with Stonegate Bank
(2)
Debt to capital is computed by dividing the carrying value of our total debt, as reported on our consolidated balance sheets, by total capital
(3)
Net debt represents total debt, excluding premium, less cash and cash equivalents; net capitalization represents net debt plus total equity
$ in thousands
Cash and cash equivalents
146,015
$
174,756
$
Real estate inventories
510,985

449,249

Total debt
251,106

251,179

Total equity
452,154

434,443

Total capital
703,260

685,622

Available liquidity
(1)
229,351

257,756

Debt to capital
(2)
35.7%
36.6%
Net debt to net capitalization
(3)
18.7%
14.8%
(Cash + inventories)  / total debt
2.62

2.48

June 30, 2015
December 31, 2014

Key Takeaways
Florida real estate market remains strong
Fully integrated Florida luxury homebuilder and
community developer
Executing the strategy
Focus on move-up, second-home and active adult
customer segments
Differentiate via extensive amenity offerings
Operational discipline
Positioned for continued growth
Growing new orders and deliveries
Increasing active selling neighborhood count
Growing revenues and Adjusted EBITDA
Complementary Real Estate Services and Amenities
businesses
Actively pursuing land acquisition opportunities
Conservative balance sheet with liquidity and flexibility
for growth
Experienced and talented team

Appendix

Reconciliation of Non-GAAP Financial Measures
In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this
presentation
relating
to
adjusted
gross
margin
from
homes
delivered,
EBITDA,
Adjusted
EBITDA
(both
terms
defined
below)
and
net
debt
to
net capitalization.
Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of the Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 that we plan to file with the Securities and Exchange Commission on or before July 31, 2015.
Adjusted Gross Margin from Homes Delivered
We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross
margin
to
arrive
at
gross
margin
from
homes
delivered.
Adjusted
gross
margin
from
homes
delivered
is
calculated
by
adding
asset
impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered.  Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions.  We believe that adjusted gross margin from homes delivered is
(i) meaningful because it isolates the impact that our indebtedness and asset impairments have on gross margin and (ii) relevant and useful to shareholders, investors and other interested parties for evaluating our comparative operating performance from period to period and among companies
within
the
homebuilding
industry
as
it
is
reflective
of
overall
profitability
during
any
given
reporting
period.
This
measure
is
considered
a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when
evaluating
our
operating
performance.
Although
other
companies
in
the
homebuilding
industry
report
similar
information,
they
may
calculate this measure differently than we do and, therefore, it may not be comparable.  We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.
The
table
below
reconciles
adjusted
gross
margin
from
homes
delivered
to
the
most
directly
comparable
GAAP
financial
measure,
Homebuilding
gross margin, for the periods presented herein.
13
2015
2014
2015
2014
Homebuilding gross margin
30,889
$
17,049
$
49,388
$
30,496
$
Less: gross margin from land and home sites
-

-

-

-

Gross margin from homes delivered
30,889

17,049

49,388

30,496

Add: capitalized interest in cost of sales
2,740

1,282

4,364

2,267

Adjusted gross margin from homes delivered
33,629
$
18,331
$
53,752
$
32,763
$
Gross margin from homes delivered as a percentage
   of revenues from homes delivered
26.7%
28.0%
27.0%
28.0%
Adjusted gross margin from homes delivered as a
   percentage of revenues from homes delivered
29.1%
30.1%
29.4%
30.1%
Three Months Ended June 30,
($ in thousands)
Six Months Ended June 30,

Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA
Adjusted
EBITDA
measures
performance
by
adjusting
net
income
(loss)
attributable
to
common
shareholders
of
WCI
Communities,
Inc.
to
exclude,
if
any,
interest
expense,
capitalized
interest
in
cost
of
sales,
income
taxes,
depreciation
(‘‘EBITDA’’),
preferred
stock
dividends,
income
(loss)
from
discontinued
operations,
other
income,
stock-based
compensation
expense,
asset
impairments
and
expenses
related
to
early
repayment
of
debt.
We
believe
that
the
presentation
of
Adjusted
EBITDA
provides
useful
information
to
shareholders,
investors
and
other
interested
parties
regarding
our
results
of
operations
because
it
assists
those
parties
and
us
when
analyzing
and
benchmarking
the
performance
and
value
of
our
business.
We
also
believe
that
Adjusted
EBITDA
is
useful
as
a
measure
of
comparative
operating
performance
from
period
to
period
and
among
companies
in
the
homebuilding
industry
as
it
is
reflective
of
changes
in
pricing
decisions,
cost
controls
and
other
factors
that
affect
operating
performance,
and
it
removes
the
effects
of
our
capital
structure
(such
as
preferred
stock
dividends
and
interest
expense),
asset
base
(primarily
depreciation),
items
outside
of
our
control
(primarily
income
taxes)
and
the
volatility
related
to
the
timing
and
extent
of
non-operating
activities
(such
as
discontinued
operations
and
asset
impairments).
Accordingly,
we
believe
that
this
measure
is
useful
for
comparing
general
operating
performance
from
period
to
period.
Other
companies
may
define
Adjusted
EBITDA
differently
and,
as
a
result,
our
measure
of
Adjusted
EBITDA
may
not
be
directly
comparable
to
Adjusted
EBITDA
of
other
companies.
Although
we
use
Adjusted
EBITDA
as
a
financial
measure
to
assess
the
performance
of
our
business,
the
use
of
Adjusted
EBITDA
is
limited
because
it
does
not
include
certain
material
costs,
such
as
interest
and
income
taxes,
necessary
to
operate
our
business.
EBITDA
and
Adjusted
EBITDA
should
be
considered
in
addition
to,
and
not
as
substitutes
for,
net
income
(loss)
in
accordance
with
GAAP
as
a
measure
of
performance.
Our
presentation
of
EBITDA
and
Adjusted
EBITDA
should
not
be
construed
as
an
indication
that
our
future
results
will
be
unaffected
by
unusual
or
nonrecurring
items.
Our
EBITDA-based
measures
have
limitations
as
analytical
tools
and,
therefore,
shareholders,
investors
and
other
interested
parties
should
not
consider
them
in
isolation
or
as
substitutes
for
analyses
of
our
results
as
reported
under
GAAP.
Some
such
limitations
are:
they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;
they do not reflect the interest that is necessary to service our debt; and
other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.
Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance in conformity with GAAP or alternatives to cash flow provided by (used in)
operating activities as measures of liquidity.  Shareholders, investors and other interested parties should therefore not place undue reliance on our EBITDA-based measures or ratios calculated using those measures.

Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA (continued)
The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss)
attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.
15
(1)
Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales.
(2)
Represents the expense recorded in the Company’s unaudited consolidated statements of operations related to its stock-based compensation plans.
2015
2014
2015
2014
Net income attributable to common
  shareholders of WCI Communities, Inc.
9,820
$
4,338
$
15,472
$
5,818
$
Interest expense
198

187

458

685

Capitalized interest in cost of sales (1)
2,740

1,282

4,364

2,267

Income tax expense
6,187

2,974

7,103

4,634

Depreciation
758

644

1,467

1,232

EBITDA
19,703

9,425

28,864

14,636

Other income, net
(99)

(63)

(195)

(428)

Stock-based compensation expense (2)
1,110

873

2,077

1,685

Adjusted EBITDA
20,714
$
10,235
$
30,746
$
15,893
$
Adjusted EBITDA margin
13.7%
11.0%
12.4%
9.5%
Three Months Ended June 30,
($ in thousands)
Six Months Ended June 30,

Reconciliation of Non-GAAP Financial Measures (continued)
Net Debt to Net Capitalization
We believe that net debt to net capitalization provides useful information to shareholders, investors and other interested parties regarding our financial position and cash and debt management.  It is also a relevant financial measure for understanding the leverage employed in our operations and as an indicator of our ability to obtain future financing.
By deducting cash and cash equivalents from our outstanding debt, we provide a measure of our debt that considers our cash position.  We believe that this approach provides useful information because the ratio of debt to capital does not consider our cash and cash equivalents and we
believe
that
a
debt
ratio
net
of
cash,
such
as
net
debt
to
net
capitalization,
provides
supplemental
information
by
which
our
financial
position
may be considered.  Shareholders, investors and other interested parties may also find this information to be helpful when comparing our leverage to the leverage of our competitors that present similar information.
The
table
below
presents
the
computations
of
our
net
debt
to
net
capitalization
and
reconciles
such
amounts
to
the
most
directly
comparable
GAAP financial measure, debt to capital.
16
(1)
Debt
to
capital
is
computed
by
dividing
the
carrying
value
of
our
Senior
Notes
due
2021,
as
reported
on
our
consolidated
balance
sheets,
by
total
capital
as
calculated
above.
The
Senior
Notes
due
2021
were
our
only
outstanding
debt
as
of
June
30,
2015
and
December
31,
2014.
(2)
Net
debt
to
net
capitalization
is
computed
by
dividing
net
debt
by
net
capitalization.
June 30,
December 31,
2015
2014
Senior Notes due 2021
251,106
$
251,179
$
Total equity
452,154
434,443
Total capital
703,260
$
685,622
$
Debt to capital (1)
35.7%
36.6%
Senior Notes due 2021
251,106
$
251,179
$
Less: unamortized premium
1,106
1,179
Principal amount of Senior Notes due 2021
250,000
250,000
Less: cash and cash equivalents
146,015
174,756
Net debt
103,985
75,244
Total equity
452,154
434,443
Net capitalization
556,139
$
509,687
$
Net debt to net capitalization (2)
18.7%
14.8%
($ in thousands)